A.M. CASTLE & CO.	1420 Kensington Road Suite 220 Oak Brook, IL 60523 P: (847) 455-7111 F: (847) 241-8171

For Further Information:

AT ALPHA IR
Investor Relations Contact:
Chris Hodges
(312) 445-2870
Email: CAS@alpha-ir.com

Traded: NYSE (CAS)
Member: S&P SmallCap 600 Index

FOR IMMEDIATE RELEASE
FRIDAY, SEPTEMBER 26, 2014

A. M. CASTLE & CO. APPOINTS INTERIM CFO

OAK BROOK, IL, SEPTEMBER 26th - A. M. Castle & Co. (NYSE: CAS) (“the Company”), a global distributor of specialty metal and plastic products, value-added services, and supply chain solutions, today announced the appointment of Patrick Anderson as interim Chief Financial Officer effective today. He succeeds Scott Stephens, who is leaving the Company to pursue other business opportunities. Mr. Anderson will oversee the Company's financial operations on an interim basis.

Mr. Anderson joined A.M. Castle in 2007 as Vice President, Corporate Controller & Chief Accounting Officer. Prior to joining A.M. Castle, he was a Senior Manager at Deloitte, where he provided accounting and auditing services primarily to large publicly held multinational companies in the manufacturing and distribution sectors.

“On behalf of all of us here at A.M. Castle and our board of directors, I want to thank Scott for his service. Scott helped build a strong financial team at the Company that positions us well to continue to execute our turnaround strategy. We wish him great success in his future endeavors,” said Scott Dolan, Chief Executive Officer of A.M. Castle. “I’m also excited that we have a strong contributor like Pat to insert into the CFO role. Pat brings two decades of accounting experience and a wealth of history with A.M. Castle to the role. We are highly confident in Pat’s abilities to keep our transformation on track as we evaluate candidates for the permanent role as CFO.”

About A. M. Castle & Co.
Founded in 1890, A. M. Castle & Co. is a global distributor of specialty metal and plastic products and supply chain services, principally serving the producer durable equipment, oil and gas, commercial aircraft, heavy equipment, industrial goods, construction equipment, retail, marine and automotive sectors of the global economy.  Its customer base includes many Fortune 500 companies as well as thousands of medium and smaller-sized firms spread across a variety of industries.  Within its metals business, it specializes in the distribution of alloy and stainless steels; nickel alloys; aluminum and carbon.

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Through its wholly-owned subsidiary, Total Plastics, Inc., the Company also distributes a broad range of value-added industrial plastics. Together, Castle and its affiliated companies operate out of 46 service centers located throughout North America, Europe and Asia.  Its common stock is traded on the New York Stock Exchange under the ticker symbol "CAS".

Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

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